Supplement to the

Fidelity® Strategic Advisers® Mid Cap Value Portfolio

A Fund of Fidelity Rutland Square Trust II

Initial Class and Investor Class

STATEMENT OF ADDITIONAL INFORMATION

April 12, 2007

The following information replaces similar information found in the "Fund Holdings Information" section on page 34.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented as an aggregate position monthly and included in a list of full holdings 60 days after its fiscal quarter end).

FILI-MCVB-07-01 June 29, 2007
1.849447.100